JOSE DE JESUS RIVERA
United States Attorney
District of Arizona

LISA E. JENNIS
Assistant U.S. Attorney
4000 U.S. Courthouse
230 North First Avenue
Phoenix, Arizona   85025
Telephone (602) 514-7500


                       IN THE UNITED STATES DISTRICT COURT

                               DISTRICT OF ARIZONA

UNITED STATES OF AMERICA,          )
                                   )
                    Plaintiff,     )
                                   )
                v.                 )
                                   )
1. ALL DRUGS INCLUDING, BUT NOT    )         CIV 98-1630 PHX RGS
LIMITED TO, INPROCESS DRUG PRODUCTS)
AND COMPONENTS DETERMINED TO HAVE  )         (Consolidated with
ORIGINATED OUTSIDE OF THE STATE OF )          98 Civ. 6386 (CSH)
ARIZONA LOCATED AT STERIS          )          (SDNY))
LABORATORIES, INC., 620 NORTH 51ST )
AVE., PHOENIX, ARIZONA,            )
                                   )
2. ALL DRUGS PACKAGED IN VARIOUS   )
CONTAINERS, INCLUDING VIALS, BOXES,)
AND CASES, LABELED OR UNLABELED,   )
AND DETERMINED BY RECORDS, OR      )
OTHERWISE, TO HAVE BEEN            )
MANUFACTURED BY STERIS             )
LABORATORIES, INC., 620 NORTH 51ST )
AVENUE, PHOENIX, ARIZONA LOCATED   )
AT SCHEIN PHARMACEUTICAL, INC.,    )
1825 SOUTH 43RD AVE., PHOENIX,     )
ARIZONA,                           )
                                   )
                    Defendants.    )
                                   )
-----------------------------------)
                                   )
UNITED STATES OF AMERICA,          )
                                   )
                    Plaintiff,     )
                                   )
                v.                 )
                                   )
VARIOUS ARTICLES OF DRUG, INCLUDING)
BUT NOT LIMITED TO, INJECTABLE     )
VITAMIN PRODUCTS, PACKAGED IN      )

VARIOUS CONTAINERS, INCLUDING      )
BOTTLES, BOXES, AND CASES LABELED  )
WITH, AMONG OTHER THINGS, THE      )
IDENTITY OF THE ARTICLE, AND       )
DETERMINED BY RECORDS, OR          )
OTHERWISE, TO HAVE BEEN            )
MANUFACTURED BY STERIS             )
LABORATORIES, INC., 620 N. 51ST    )
AVENUE, PHOENIX, ARIZONA, AND WHICH)
ARE LOCATED AT SCHEIN              )
PHARMACEUTICAL, INC., MOUNT EBO    )
DRIVE SOUTH, ROUTE 22, BREWSTER,   )
NEW YORK,                          )
                                   )
                Defendants-in-rem. )
                                   )
-----------------------------------)
UNITED STATES OF AMERICA,          )
                                   )
                    Plaintiff,     )
                                   )
                22.                )
                                   )
STERIS LABORATORIES, INC., a       )
corporation, and JAVIER            )
CAYADO, ROBERT CASTELLUCCI, and    )
ROBERT DEPHILLIPS, individuals,    )
                                   )
                    Defendants.    )
-----------------------------------)


                                CONSENT DECREE OF
                      CONDEMNATION AND PERMANENT INJUNCTION
                      -------------------------------------

         WHEREAS, plaintiff United States of America ("Plaintiff" or the "United States"), on behalf of the United States Food and Drug Administration ("FDA"), has filed a verified complaint for forfeiture in this Court bearing the docket number CIV 98-1630-PHX-RGS (the "Arizona action") and has filed a verified complaint for forfeiture in the Southern District of New York bearing the docket number 98 Civ. 6386 (CSH)(the "New York action") against the above-described articles of drug, alleging that the drugs are adulterated within the meaning of the Federal Food, Drug, and Cosmetic Act (the "FFDC Act"), 21 U.S.C. ' 35l(a)(2)(B), while such drugs are held for sale after shipment in interstate commerce, or after shipment of one or more of their components in interstate commerce, in that the methods used in, and the facilities and controls used for, their manufacture, processing, packing, and holding do not conform to and are not operated and administered in conformity with current good manufacturing practice ("GMP") to assure that such drugs meet the safety requirements of the FFDC Act and have the identity and strength, and meet the quality and purity characteristics, which they purport and are represented to possess (collectively, the in rem actions); and
         WHEREAS, the United States Marshal for this District and the United States Marshal for the Southern District of New York have seized the articles of drug (the "Seized Drugs") pursuant to warrants of arrest in rem issued by this Court and by the United States Court for the Southern District of New York; and
         WHEREAS, the United States has served potential claimants and has caused notice of the complaints and seizures to be published in accordance with the requirements of the Supplemental Rules for Certain Admiralty and Maritime Claims; and
         WHEREAS, Steris Laboratories, Inc. ("Steris") affirms that it is the sole owner of the Seized Drugs and agrees to hold the United States harmless should any party or parties hereafter file or seek to file a claim to intervene in this action, or seek to defend or obtain any part of the Seized Drugs; and
         WHEREAS, Steris has intervened and filed claims in each
action to certain of the Seized Drugs (the "Claimed Drugs"); and
                  WHEREAS, Steris and the United States have agreed to transfer the New York action to this Court and consolidate the New York action with this action pursuant to 21 U.S.C. ' 334(b); and
                  WHEREAS, the United States has filed an amended complaint consolidating the in rem actions in this District and adding claims against Steris and against individual defendants Javier Cayado, President of Steris; Robert Castellucci, Acting Vice President, Quality Operations for Steris (who assumed that position in September 1998); and Robert DePhillips, Vice President, Manufacturing for Steris (Steris and the individuals are collectively "Defendants"), seeking permanent injunctive relief pursuant to the FFDC Act, 21 U.S.C. " 301 et seq.; and
                  WHEREAS, Defendants, solely for the purpose of settling the consolidated in rem actions and for no other purpose, have appeared and, before any testimony has been taken, consented to the entry of this Consent Decree, without admitting any of the allegations in the amended complaint or the in rem forfeiture complaints, and disclaiming any liability in connection therewith, and denying that the Seized Drugs are adulterated within the meaning of 21 U.S.C. ' 351(a)(2)(B); and
                  WHEREAS, for the purposes of this agreement, the following exhibits have been created: Exhibit A: Drugs that Defendants want to continue manufacturing after compliance with the provisions of paragraph 19;
Exhibit B: Drugs for which Defendants will either request withdrawal of drug marketing application approvals or reserve the option to propose resumption of manufacturing pursuant to the validation and certification procedures set forth in paragraph 19;
Exhibit C: Drugs that FDA has determined to be  medically  necessary;
Exhibit D: Drugs that may be validated under the accelerated procedures of paragraph 21.
         THEREFORE, IT IS ORDERED, ADJUDGED, AND DECREED that:

I.       JURISDICTION
         -------------

         1. Defendants consent to this Court's exercise of subject matter jurisdiction over this action and personal jurisdiction over all parties pursuant to 28 U.S.C. ' 1345 and 21 U.S.C. " 332 and 334. Venue is proper in this District under 28 U.S.C. ' 1391(b), 1391(c), and 1395.
         2. The amended complaint states a claim for relief under the FFDC Act.

II.      THE SEIZED DRUGS
         ----------------

         3. The Claimed Drugs are drugs that are adulterated within the meaning of 21 U.S.C. ' 351(a)(2)(B), while held for sale after shipment in interstate commerce, or after shipment of one or more of their components in interstate commerce, in that the methods used in, and the facilities and controls used for, their manufacture, processing, packing, and holding do not conform to and are not operated and administered in conformity with GMP.
         4. The Claimed Drugs are hereby condemned and forfeited to the United States pursuant to 21 U.S.C. ' 334(a).

         5. The United States shall recover from Steris all court costs, fees, and storage and other proper expenses, and such further costs for which Steris is liable pursuant to 21 U.S.C. ' 334(e) with respect to the Seized Drugs. Steris shall pay these costs within twenty (20) days of the entry of this Consent Decree or of receiving notice from the FDA of such costs.
         6. Within twenty (20) days of the entry of this Consent Decree, Steris shall execute and file with the Clerk of this Court a good and sufficient penal bond with surety in the amount of $6,000,000.00 to be applied to each $5,000,000.00 of Claimed Drugs and held for application to later released Claimed Drugs after each $5,000,000.00 worth of drugs has been reconditioned and released pursuant to this Decree. The bond shall be in a form acceptable to the Clerk of this Court and payable to the United States of America, and conditioned on Steris's abiding by and performing all of the terms and conditions of this Consent Decree and of such further orders and decrees as many be entered in this proceeding relating to the Claimed Drugs.
         7. After the filing of the penal bond with this Court, Steris shall give written notice to the District Director of the Los Angeles District Office, United States Food and Drug Administration, Department of Health and Human Services, 19900 Mac Arthur Blvd., Suite 300, Irvine, CA, 92612-2445, or alternate address as designated by the Los Angeles District Director ("the Los Angeles District Director") that Steris, at its own expense, is prepared to attempt to bring the Claimed Drugs into compliance with the law under the supervision of FDA and shall submit a written statement detailing the proposed reconditioning process (the "Reconditioning Plan") within thirty (30) days of entry of this Consent Decree. Notwithstanding the foregoing, Steris may request immediate release without bond of limited quantities of specified drug components for use in the development and validation of test methods. The request may be made to the Los Angeles District Director, who shall notify the appropriate United States Marshal to release such drugs to Steris, in amounts adequate for use in method development and validation. Such release and/or testing shall be conducted under FDA supervision, at FDA's option, or the supervision of the experts appointed pursuant to this Consent Decree.
         8. Except as noted below, if Steris submits a proposed Reconditioning Plan, FDA shall respond in writing within thirty (30) days to notify Steris as to whether the Reconditioning Plan is acceptable. If the Reconditioning Plan is acceptable as to certain of the Claimed Drugs and not others, FDA shall specify those drugs for which the Reconditioning Plan is acceptable. If FDA notifies Steris in writing that some or all of the Reconditioning Plan is unacceptable, FDA shall state with particularity the reasons for such determination. Steris shall then submit, within thirty (30) days of receipt of FDA's letter, a revised Reconditioning Plan for those drugs for which the initial plan was unacceptable. If Steris has not submitted a revised Reconditioning Plan within thirty (30) days of receipt of FDA's letter, or if FDA finds that the revised Reconditioning

Plan is unacceptable, FDA shall give written notice to Steris, and Steris shall cause that portion of the Claimed Drugs for which no revised Reconditioning Plan was submitted or for which the revised Reconditioning Plan was unacceptable to be destroyed under FDA supervision and at Steris's expense. All destruction under this Decree shall be in a manner that complies with the requirements of the National Environmental Policy Act of 1969 and any other applicable law. Notwithstanding the foregoing, (a) submission and approval of a Reconditioning Plan is not a prerequisite to release under paragraph 7 of the materials necessary for development and validation of test methods, the conduct of media fills, the requalification of equipment and cleaning procedures, and the performance of tests necessary to completion of open investigations; and (b) any Reconditioning Plan for drugs listed in Exhibit C shall be reviewed expeditiously.
         9. Steris shall not attempt to bring the Claimed Drugs into compliance with the FFDC Act until Steris has submitted a Reconditioning Plan to FDA and has received from FDA written authorization to commence reconditioning.
         10. Following Steris's receipt of written authorization to commence reconditioning as described in paragraph 8, and following payment by Steris of the costs as described in paragraph 5 of this Decree, the United States Marshal for this District and the United States Marshal for the Southern District of New York shall, upon receiving written notice from FDA, return the Claimed Drugs that are specified in FDA's notice to the custody of Defendants for the sole purpose of attempting to bring the Claimed Drugs into compliance with the FFDC Act pursuant to the approved Reconditioning Plan.
         11. Defendants shall, at all times, until the Seized Drugs have been released in writing by FDA for shipment, sale, destruction, or other disposition, retain intact each lot of Seized Drugs for examination or inspection by FDA, in a place made known to and approved by FDA, and shall maintain the records or other proof necessary to establish the identity of the Seized Drugs to the satisfaction of FDA.
         12. Steris shall at no time, and under no circumstances whatsoever, ship, sell, offer for sale, or otherwise dispose of any part of the Claimed Drugs until they are reconditioned in accordance with an approved Reconditioning Plan and: (a) FDA has had free access to the Claimed Drugs in order to take any samples or make any tests or examinations that it deems necessary; and (b) FDA has released, in writing, the Claimed Drugs for shipment, sale, or other disposition.
         13. The Reconditioning Plan shall specify the time frame(s) by which proposed reconditioning shall be completed. After receiving written notification from FDA that a Reconditioning Plan for some or all of the Claimed Drugs is acceptable, Steris shall at its own expense complete the process of attempting to bring the drugs covered by such plan into compliance with the FFDC Act under the supervision of FDA to the extent FDA deems necessary. If Steris does not complete reconditioning in a timely manner with respect to certain drugs, FDA shall give written notice to Steris and, unless the time for reconditioning is extended by FDA or otherwise, including extensions granted under paragraph 33, Steris shall cause those drugs to be destroyed under FDA supervision.
         14. Because FDA recognizes that there is a public need for certain medically necessary drugs that are not available from other sources, certain lots of drugs listed in Exhibit C of the Seized Drugs may be released and reconditioned for distribution to the public. Steris shall identify for FDA the lots of drugs listed in Exhibit C that are among the Seized Drugs and specify the dates of manufacture. FDA shall specify the drugs to be released, and Defendants shall submit to FDA as soon as possible but, in any event, within ten
(10) days of the entry of this Consent Decree, proposals for reconditioning such drugs or such other forms of assurance of product quality and safety as FDA deems appropriate, such as batch records, analytical results review, and additional analytical testing. Steris shall submit a time line with its proposal. FDA shall promptly review each proposal and time line, and notify Steris whether they are satisfactory. Upon receiving written notice from FDA, the United States Marshals for this District and for the Southern District of New York shall return the specified drugs to the custody of Defendants for the sole purpose of reconditioning the drugs in accordance with this Consent Decree and any further agreement between the parties. FDA may conduct an inspection during or after such reconditioning, and request data summaries and reports. No product shall be distributed under this paragraph without FDA's prior written approval.
         15. To the extent Steris has not claimed portions of the Seized Drugs, and they are not otherwise released as medically necessary drugs pursuant to paragraph 14, Steris shall cause those portions of the Seized Drugs to be promptly destroyed at Steris's expense under FDA supervision. Upon receiving written notice from FDA, the United States Marshals for this District and for the Southern District of New York shall return such drugs to the custody of Defendants for the sole purpose of destroying such drugs under FDA supervision. Steris shall submit a proposed schedule for destruction to FDA.
         16. Defendants shall not sell or dispose of the Seized Drugs in a manner contrary to the provisions of the FFDC Act, or any other federal law, or the laws of any State or Territory (as defined in the FFDC Act) in which such drugs are disposed of or sold. If requested by FDA, Steris shall furnish duplicate copies of invoices of sale of the released drugs, or other evidence of disposition as FDA may request.
         17. The United States Attorney for this District, on being advised by FDA in writing that the conditions of this Consent Decree relating to the Seized Drugs have been performed to FDA's satisfaction, shall transmit such information to the Clerk of this Court, whereupon the bond given in this proceeding shall be canceled and discharged or reduced as warranted by the extent of performance of the bond conditions.
         18. If Steris fails to abide by and perform all the terms and conditions of this Consent Decree, or of such further order or decree as may be entered in this proceeding concerning the Claimed Drugs, or of the bond, then the bond shall, on motion of the United States of America in this proceeding, be forfeited in its entirety and judgment for condemnation be entered in favor of Plaintiff.

III.     MANUFACTURING AND DISTRIBUTION
         ------------------------------

         19. Defendants and each and all of their officers, agents, representatives, employees, successors, assigns, attorneys, and any and all persons in active concert or participation with any of them are hereby permanently restrained and enjoined from directly or indirectly doing or causing: (1) the introduction or delivery for introduction into interstate commerce of articles of drug, as defined by 21 U.S.C. ' 321(g) (hereinafter referred to as "drug" or "drugs"); and (2) the manufacture, processing, packing, labeling, or holding of a drug held for sale after shipment of one or more of its components in interstate commerce, unless and until:
         a. The methods used in, and the facilities and controls used for, the manufacturing, processing, packing, labeling, and holding of drugs are established, administered, and operated in compliance with GMP as set forth at 21 U.S.C. ' 351(a)(2)(B) and 21 C.F.R. Parts 210 and 211;
         b. Defendants retain an independent team of expert consultants (hereinafter referred to as "experts") that includes persons who, by reason of training and experience, are qualified to inspect aseptic and sterile manufacturing and testing processes, as well as persons who are qualified microbiologists and chemists familiar with laboratory methods, analyses, and GMP relating to drug manufacturing and controls. The experts shall inspect Steris's manufacturing and laboratory facilities, perform audits, prepare reports, and provide certifications to FDA in order to ensure that all manufacturing, processing, packing, labeling, and holding of drugs comply with GMP as set forth in 21 U.S.C. ' 351(a)(2)(B) and 21 C.F.R. Parts 210-211, and all other applicable provisions of the FFDC Act and regulations promulgated thereto relating to safety, identity, strength, quality and purity of Steris's products (collectively, "the FFDC Act and applicable regulations"). More specifically, the experts shall:
                  (1) Develop a Corrective Action Plan ("CAP") and a time line for implementing each corrective action in the CAP. Defendants shall submit a proposed CAP within thirty (30) days of the entry of the Consent Decree for FDA's review and approval. FDA will provide its approval or detailed comments in writing within forty-five (45) days of its receipt of the CAP (or any modifications thereto). The experts shall provide detailed monthly updates to FDA on progress toward completion of the CAP;
                  (2) Prepare a detailed, written report on management controls at Steris's facilities. This report shall:
                           (A)   describe Steris's current organizational
structure and the specific responsibilities and authority of each manager and work unit that is involved in manufacturing drugs, and report whether the managers and work units have sufficient authority and personnel to perform their responsibilities effectively;
                           (B)   assess   the   role   of    Steris's    Quality
Assurance/Quality Control ("QA/QC") unit, including its role in detecting and correcting all deficiencies noted on all Forms FD483 issued within the past four years, the QA/QC unit's compliance with Steris's own Standard Operating Procedures ("SOPs"), and whether the QA/QC unit has sufficient authority to implement any necessary corrective actions;
                           (C) recommend  corrective actions necessary to ensure
that there are personnel responsible  for directing the manufacture and
control  of  Steris's   drug   products   that  are   adequate  in  number  and
qualifications (education, training, and experience, or combination thereof) to ensure continuous compliance with the FFDC Act and applicable regulations. These recommendations shall be included in the CAP; and
                          (D) recommend dates for
completion  of all  necessary  actions  that  have  been  and  will be taken to
accomplish  the  steps  recommended  in  the  preceding   subparagraph.   These
recommendations  shall be included in the CAP;
                  (3) Report all instances where the experts have determined that any of Defendants' information or data (whether orally or in writing, including, but not limited to raw data, analytical data, reports, memoranda, and investigations) is inaccurate, false, misleading, incomplete or missing and either (a) appears to be intended to deceive or mislead or (b) affects whether drugs in distribution or to be distributed meet specifications and comply with GMP. These reports must be provided to FDA immediately upon discovery of such data or information or the lack thereof;
                  (4) Develop a list of all products in inventory (excluding the Seized Drugs) and products that have been distributed, but have not expired on the date this Consent Decree is entered, and specify for each product whether or not it complies with GMP. Defendants may include in the CAP proposals to attempt to bring such drugs into compliance with the FFDC Act and applicable regulations. Defendants may not attempt to bring any drug into compliance until they have received written authorization from FDA. No drugs in inventory or otherwise under the control of Defendants on the day this Consent Decree is entered may be released for introduction into interstate commerce or delivered for introduction into interstate commerce until FDA authorizes such release in writing;
                  (5) Prior to Defendants' manufacture of Dexamethasone Acetate Suspension product, perform three (3) consecutive, successful aseptic process simulations following a protocol which incorporates worse case scenarios;
                  (6) Certify in writing, with supporting documentation, to
FDA that:
                         (A) the observations listed in the Forms FD-483 from
the 1994, 1996, 1997, and 1998 inspections, and all systems related to those observations, have been corrected. The experts shall provide copies of all audit and validation protocols to FDA prior to beginning work on protocols, and report to FDA in writing, on a monthly basis, whether the validation work and corrective actions are adequate and complete. Copies of any and all audit reports required by this Decree shall be copied and contemporaneously provided to Defendants and to FDA;
                           (B) all manufacturing, processing, packing and
holding of drugs comply with GMP as set forth in 21 U.S.C. ' 351(a)(2)(B) and 21 C.F.R. Parts 210-211. For products listed in Exhibit A (and for products listed in Exhibit B if applicable), the expert certification shall describe the actions that have been taken to ensure that the methods, facilities, and controls used in and for the laboratories and the manufacturing, processing, packing, labeling, and holding of these drugs have been established and will be
administered   and  operated   continuously   in   conformity   with  GMP.  The
certification shall also state that manufacturing processes have been validated for such products, and that all methods used to test raw materials, in-process and finished products, as well as stability samples and any other control parameter, are validated (or verified, if USP);
                  c. Defendants, working with the experts, design and implement a comprehensive written QA/QC program that is adequate to ensure continuous compliance with the FFDC Act and applicable regulations. The QA/QC program shall at a minimum:
                  (1) address all facets of compliance monitoring, records management systems, training, and internal audit and remedial procedures;
                  (2) ensure that QA personnel have the authority to approve or reject all procedures and specifications affecting:

the safety, identity, strength, quality, and purity of drug products; all components, including drug product containers, closures, in-process materials, packaging material, and labeling; and any drug product manufactured, processed, packed or held by Defendants, including those manufactured, processed, packed or held at facilities under contract with Defendants;

                  (3) ensure that QA personnel have the authority and responsibility to review production records to ensure that no errors have occurred and, if errors have occurred, that the errors have been fully and properly investigated, and that proper corrective action has been assessed and implemented; and
                  (4) include written SOPs necessary to ensure that all facets of compliance monitoring are reviewed and controlled by QA personnel;
                  d.  Defendants,  in conjunction  with the experts,  design and implement a formal training program for all employees involved in the manufacture and control, storage, or distribution of drug products. Training in GMP shall be conducted by qualified individuals on a continuing basis and with sufficient frequency to ensure that employees remain familiar with GMP requirements applicable to them. The formal training program shall, at a minimum, include:
                  (1) training in each particular operation that the employee performs prior to the employee's conducting that function;
                  (2) training in GMP as it relates to each employee's functions; and

                  (3) procedures for disciplining employees who after training are found not to be following written procedures;
                  e. To the extent applicable, Defendants shall fully comply with 21 C.F.R. 314.70;
                  f. Defendants and the experts submit all certifications and reports described above to the Los Angeles District Director and to FDA's Center for Drug Evaluation and Research, Division of Manufacturing and Product Quality, MPN 1, 7520 Standish Place, Rockville, Maryland 20855 (hereinafter, "DMPQ") and, except for certifications and reports that relate solely to human drugs, FDA's Center for Veterinary Medicine/Office of Surveillance and Compliance/Division of Compliance (HFV-230), Metro Park North 2 Building, 7500 Standish Place, Rockville, Maryland 20855 (hereinafter, "CVM") for FDA's review and evaluation. Upon request, Defendants and the experts shall promptly provide the data and/or documents supporting such certifications and reports. FDA shall review the certifications and reports within thirty (30) days of receipt. Duly authorized FDA representatives may request additional information and make such inspections as FDA deems necessary to determine whether Defendants are in compliance with the FFDC Act, applicable regulations, and this Consent Decree. Such inspections shall be pursuant to paragraph 26 herein and shall be scheduled and conducted expeditiously; however, FDA shall not be required or expected to conduct any inspection for fewer than five (5) drug products or no less than every six (6) months if requested by Steris; and

                  g. FDA notifies Defendants in writing that Steris's manufacturing (including testing methods), processing, packing, labeling, and storage of drugs appear to be in conformity with the requirements set forth herein. As and when FDA deems appropriate, this notification may authorize a partial resumption of distribution for a specific product or products.
         20. Notwithstanding the provisions of paragraph 19, because FDA recognizes that there is a public need for certain medically necessary drugs that are not available from other sources, the following expedited procedures shall be available:
                  a. FDA has provided to Defendants a list of drugs in Exhibit C deemed medically necessary. For each drug, Defendants shall submit a report from the experts on whether the methods used in the manufacture of the drug are validated; whether the in-process, finished product, and stability test methods are validated and sufficient in number to ensure that the product has the identity and strength, and meets the quality and purity characteristics which it purports or is represented to possess; and whether the methods, facilities and controls involved in the product's manufacture comply with GMP. Defendants shall immediately report any shortage of drugs to the Los Angeles District Director and, for human drugs, to FDA's Center for Drug Evaluation and Research, Office of Compliance, Drug Shortage Coordinator, 7520 Standish Place, MPN 1, Rockville, Maryland 20855, or, for veterinary drugs, to CVM.
                  b. Defendants, in conjunction with the experts, shall submit within ten (10) days of the date the Consent Decree is entered to the Los Angeles District Director a remedial action plan for each drug product included in Exhibit C. The plan for each such product shall:
                  (1) describe the processes currently being used to manufacture the product;
                  (2) include a proposal to increase in-process and/or finished product testing (using validated test methods) to be conducted on each batch of the product manufactured prior to completion of the plan for the product. The proposal shall provide remedial action plans to address manufacturing and processing controls that provide sufficient product quality assurance acceptable to FDA. For purposes of this Consent Decree, implementation of the plan shall not occur until after FDA has approved such plan, Defendants have taken all steps identified in the plan, and FDA has reviewed the steps and has, in writing, notified Defendants that the plan is complete and appears to have been properly implemented; and
                  (3) specify: (A) all steps Defendants intend to take with respect to the product (e.g., reformulation, revalidation of the manufacturing process, and revalidation of test methods for the product); (B) whether in the opinion of Defendants such steps will necessitate submission of a new or supplemental application; and (C) a proposed reasonable time frame for completing each step of the plan.
                  c. Upon FDA's review of the reports submitted pursuant to paragraphs 20(a) and/or (b), or at any other time at FDA's discretion, FDA may authorize Defendants to resume the distribution of specified drugs, by product or by batch, and under such other conditions as FDA deems appropriate. If, in FDA's judgment, circumstances change so the uninterrupted distribution of these drugs by Defendants is no longer in the public interest, FDA will notify Defendants and they shall immediately cease distribution of such drugs until they receive written authorization by FDA to resume distribution. Defendants shall immediately report any adverse events to the Los Angeles District Director and DMPQ. Defendants shall perform the procedures required under this paragraph before or concurrently with the procedures set forth under paragraph 21.
         21. Notwithstanding the provisions of paragraphs 19 and 20, the following accelerated procedures shall be available for the drug products listed in Exhibit D:
                  a. To the extent required under 21 C.F.R. 314.70, Defendants shall submit one complete application for each drug listed in Exhibit D for supplemental approval specifying all changes to the manufacturing process. Provided that there are no obstacles to accelerated review, the appropriate FDA review division for such drug will review the application on an accelerated basis and notify Defendants of its response. Defendants shall fully comply with 21 C.F.R. 314.70.
                  b. Defendants shall submit to the Los Angeles District Director, on a product-by-product basis, a protocol to ensure that the methods, facilities, and controls used in and for the manufacturing, processing, packing, labeling, and holding of drugs listed in Exhibit D are adequate to ensure that the products have the identity and strength, and meet the quality and purity characteristics which they purport or are represented to possess, and comply with GMP. Within fifteen (15) days of FDA's receipt of each protocol (or any modification thereto), FDA shall respond in writing to notify Defendants whether the protocol is acceptable as submitted or with modification. To the extent FDA proposes protocol modification, FDA will provide specific written comments on the protocol. FDA shall not be required to review more than one protocol at time under this paragraph.
                  c. As and when appropriate, the experts shall certify in writing to FDA their conclusion at the completion of each stage of the accepted protocol described in paragraph 21(b). The certification shall describe the bases upon which the experts concluded that the provisions of the protocol were completed and support their conclusion that the product subject to the protocol has been manufactured in conformity with GMP. Such certifications shall be made on a lot-by-lot basis before the final stage of the protocol has been completed. At the completion of the final stage of the protocol, the experts shall certify their conclusion that, based on three (3) consecutively manufactured lots manufactured and tested pursuant to the protocol, validation is complete, and that Defendants have demonstrated that the product will be manufactured in conformity with GMP. If any of the three validation lots fail any part of the protocol (unless the failures are insignificant or insubstantial), Defendants shall immediately notify FDA and, if FDA deems necessary, cease distribution of all lots of such drug.

                  d. Duly authorized FDA representatives may request additional information and make such inspections as FDA deems necessary to determine whether the validation protocol are properly implemented at any time during or after the manufacturing process. Such inspections shall be conducted pursuant to paragraph 26.
                  e. Defendants shall wait fifteen (15) business days following receipt by FDA of the expert certification before commencing distribution, unless FDA gives notice and commences an inspection within such fifteen (15) days, in which event Defendants shall not distribute the drug until FDA concludes its inspection and thereupon provides Defendants with its decision with respect to distribution of the drug. FDA may notify Defendants in advance of fifteen (15) days that they may commence distribution.
         22. With respect to drugs currently on the market, the following recall procedures shall be employed:
                  (a) For the drug products listed in Exhibit C, Defendants shall cause to be performed within thirty (30) days of the date of the entry of this Consent Decree:
                  (1) Defendants' experts shall review data representative of all lots within expiry using Product Quality Assessment protocols provided to FDA and shall recall, upon notifying FDA and receiving FDA's concurrence, individual lots, and all lots of products, that do not meet the protocol requirements; and
                  (2) Defendants shall test all lots within expiry using validated methods and report results of such tests to the appointed experts, who shall review such results and report to FDA. Defendants shall recall, upon notifying FDA and receiving FDA's concurrence, drug lots that do not meet specifications. The Product Quality Assessment protocols shall specify the appropriate tests to be conducted under this subparagraph.
                  (b) Defendants shall recall immediately upon signing this Consent Decree all lots of suspension products that have failing or lack resuspendability and homogeneity stability data for the required storage temperature and conditions (for example, lots for which testing was conducted on retain samples rather than stability samples).
                  (c) Within thirty (30) days of entry of the Consent Decree, Defendants shall retest using validated methods all lots that were originally tested and released using unvalidated methods. Defendants shall recall all lots that fail testing under validated methods and any lots that could not be retested in thirty (30) days.
         23. Notwithstanding any other provision of this Consent Decree, Defendants shall promptly institute recalls of any drugs as and when FDA deems necessary following written notification from FDA stating the basis from which the affected lots do not meet the specifications established for them in their approved applications, have GMP deficiencies that may affect the identity, strength, quality, or purity that they purport or are represented to possess, or do not bear approved and accurate labeling. All costs of the recalls, including the costs of FDA's involvement in the recalls, shall be borne by Defendants.
         24. After Defendants receive written notification from FDA pursuant to paragraph 19(g) and resume operations in whole or in part, Defendants shall be enjoined from, directly or indirectly, doing or causing: (a) the introduction or delivery for introduction into interstate commerce of any drug that has been manufactured, processed, packed, labeled, or held by them in a manner that is inconsistent with the FFDC Act and applicable regulations; and (b) the manufacture, processing, packing, labeling, testing, or holding any drug, which drug or any of its components has been received in interstate commerce, in a manner inconsistent with the FFDC Act and applicable regulations. While this Consent Decree is in effect, any drug that Defendants propose to manufacture, with exception of the drugs covered under paragraphs 20 and 21, must satisfy the requirements of paragraph 19.
         25. Within thirty (30) days after receiving written notification pursuant to paragraph 19(g) above, Defendants shall retain an expert or team of experts, who meet the requirements of paragraph 19(b), to conduct audit inspections, no less than twice a year for a period of five years following the entry of this Consent Decree. The experts shall certify in writing whether the facility remains in compliance with all requirements set forth in the FFDC Act and applicable regulations. Such person or persons shall prepare a written report on the facility and its operation at the conclusion of each audit inspection. Certifications and the full report of such inspections shall be promptly submitted to the Los Angeles District Director and DMPQ. If FDA finds the experts' work to be unsatisfactory, FDA will notify Defendants of its comments. Defendants shall cause the experts to improve their performance within sixty (60) days and report such improvements to FDA. If FDA finds the experts' work to remain unsatisfactory, it shall inform Defendants in writing and Defendants shall replace the experts with experts that meet the requirements of paragraph 19(b).

IV.      GENERAL PROVISIONS
         ------------------

         26. FDA investigators are authorized as they deem necessary, to make inspections of Defendants' facilities, including all buildings, equipment, finished and unfinished materials, containers, labeling and all other promotional materials; to take photographs; to make periodic audits of any of the experts' records and reports; and to examine and copy all records relating to the receipt, manufacturing, processing, packing, labeling, holding, and distribution of any of Defendants' drug products to ensure continuing compliance with the terms of this Consent Decree. Such inspections shall be permitted upon presenting a copy of this Consent Decree and FDA credentials. The inspection authority pursuant to this Consent Decree is apart from and in addition to the authority to make inspections pursuant to 21 U.S.C. ' 374.
         27. At any time after Defendants have resumed operations in whole or in part pursuant to FDA notification under paragraph 19(g) above, Defendants shall immediately cease and discontinue manufacturing, packing, labeling, and distributing any drug if, after inspection, investigation, laboratory analysis of samples, or after evaluation of other information, FDA notifies Defendants in writing that they are not in compliance with this Consent Decree or with the FFDC Act and applicable regulations with respect to that drug. This notice of noncompliance may, as FDA deems appropriate, require the Defendants to cease operations with respect to particular drugs or altogether; to institute recalls; to issue safety alerts; to revise labeling; and to take any other action FDA deems necessary to ensure compliance with the FFDC Act, applicable regulations and the Consent Decree.
         28. Any cessation of operations as described in paragraph 27 shall continue unless and until Defendants receive from FDA written notification that they appear to be in compliance with the FFDC Act, applicable regulations and the Consent Decree, and that the drug product(s) involved appear(s) to meet the standards set forth herein. Upon Defendants' written request to resume operations that states the basis for such request, FDA shall endeavor to determine within forty-five (45) days of receipt of the request whether Defendants appear to be in compliance and, if so, issue to Defendants without undue delay written notification permitting resumption of operations.
         29. Steris shall reimburse FDA for the costs of supervision of its attempt(s) to bring the Claimed Drugs into compliance with the law, its destruction of any of the Seized Drugs, all FDA inspections, examinations, and analyses (including document review) that FDA deems necessary to evaluate compliance efforts under this Consent Decree, and the costs of FDA's involvement in all recalls,  at the standard FDA rates  prevailing at the time of such work.
As of the date of entry of this Consent Decree, these rates are: $55.06 per hour and any fraction thereof per representative for inspection work; $65.99 per hour and any fraction thereof per representative for laboratory and analytical work including document review; $0.325 per mile for travel expenses; and the established regional rate for subsistence expenses where necessary. In the event that the standard rates generally applicable to the FDA supervision of court-ordered compliance are modified, these rates shall be increased or decreased without further order of the Court.
         30. Defendants shall abide by the decisions of FDA, which decisions shall be final. FDA decisions under this Decree shall be reviewed, if necessary, under the arbitrary and capricious standard set forth in 5 U.S.C. ' 706(2)(A). Any FDA decision under this Decree shall be reviewable by this Court based solely on the written record before FDA when the decision is made. At Defendants' request, Plaintiff shall not oppose expedited judicial review of any decision by FDA under this Decree. The record shall be limited to any material before FDA when its decision is made, including FDA's initial decision,
Defendants' response thereto, if any, and FDA's written reply to Defendants' response, and any other material submitted to FDA by Defendants before this decision was made.
         31. Defendants shall provide a copy of this Consent Decree, by personal service, registered mail, or other effective means recognized by FDA, within ten
(10)  calendar  days  of  its  entry,  to
each of their officers, agents, representatives, employees, successors, assigns, attorneys, and any and all persons in active concert or participation with any or all of them (hereafter, collectively referred to as "associated persons"). With respect to non-managerial and non-supervisory employees, Defendants may satisfy the preceding sentence by posting a notice and the consent decree in common employee areas provided that Defendants conduct training for these non-managerial and non-supervisory employees to explain the way in which the Consent Decree will affect Steris's operations and the employees' jobs. Defendants shall provide the Los Angeles District Director with an affidavit within thirty (30) days after the date of the entry of this Consent Decree stating the fact and manner of compliance with this paragraph and identifying the name and title or position of each person so notified and the manner of notification. In the event that any of Defendants become associated, at any time after entry of this Decree, with any additional associated person(s), Defendants immediately shall provide a copy of this Consent Decree, by personal service, registered mail, or other effective means recognized by FDA, to such associated persons. Each time Defendants become associated with any such additional associated person(s) pursuant to this paragraph, and within fifteen (15) business days of doing so, Defendants shall also provide to the Los Angeles District Director an affidavit stating the fact and manner of their compliance with this paragraph, identifying the names, addresses, and positions of all associated persons notified pursuant to this paragraph, and attaching a copy of the executed certified mail return receipts or evidence of personal service. Within ten (10) business days of receiving a request from FDA for any information or documentation that FDA deems necessary to evaluate Defendants' compliance with this paragraph, Defendants shall provide such information or documentation to FDA.
         32. Defendants shall notify the Los Angeles District Director at least fifteen (15) days before any proposed change in ownership or character of Steris's business, including, but not limited to: dissolution, assignment, or sale, which change results in the emergence of a successor corporation, creation or dissolution of subsidiaries, or any other change in the corporate structure, or the sale or assignment of any business asset, such as buildings, equipment, or inventory that may affect compliance with this Consent Decree. Defendants shall provide a copy of this Decree to any successor or assign at least 30 calendar days prior to any sale or assignment. No change in ownership shall void the requirements of this Consent Decree.
         33. FDA will endeavor to respond as warranted to plans and reports submitted by Defendants as promptly as practicable under the given circumstances. FDA's commitment to respond by a specific deadline is contingent on Defendants' submission of high quality, concise, non-cumulative plans and reports over a manageable period of time. Defendants' deadlines contained herein may be extended by FDA without modifying this Consent Decree.
         34. If  Defendants,  or any one of them,  violate  this  Decree and are found in civil or criminal contempt thereof, Defendants shall, in addition to other remedies, reimburse plaintiff for attorney fees, investigational and analytical expenses, administrative and court costs, and any other costs or fees related to such enforcement proceedings.
         35. This Court retains jurisdiction of this action for the purpose of modifying this Consent Decree and for granting such additional relief as may be necessary or appropriate. This Consent Decree shall remain in effect until further order of the Court; however, no such order shall limit the obligations of the Defendants to comply with the FFDC Act.
         36. Defendants' obligations under this Consent Decree do not modify or absolve Defendants from any obligation to comply with the FFDC Act or any other federal statute or regulation.
         37. Defendants and the United States acknowledge, understand, and agree that this Consent Decree sets forth the entire agreement between the parties and fully supersedes any and all prior agreements or understandings between the parties pertaining to the subject matter hereof.
         38. Except as otherwise provided herein, each party shall bear its own costs and attorneys' fees.
         39. This Consent Decree resolves only this civil in rem and injunction action. By entering this Decree, Plaintiff has not waived any other action in connection with these Defendants or any drugs covered by this Consent Decree, or any action related to the enforcement of this Consent Decree. This action and the relief granted herein is in addition to, and not in lieu of, other remedies as may be provided by law.
         40. Five (5) years after entry of this Decree, Defendants may petition this Court for relief from this Decree. If, in FDA's judgment, Defendants have continuously remained in compliance with the FFDC Act and applicable regulations, the PHSA, Steris's SOPs, and this Decree from entry of the Decree until such time as a petition is made, FDA will not oppose Defendants' motion.

        The undersigned hereby consent to the entry of the foregoing decree:


                               JOSE DE JESUS RIVERA
                               United States Attorney
                               District of Arizona
                               Attorney for Plaintiff
                               United States of America



                            By: /s/ Lisa E. Jennis
                               --------------------------------
                               LISA E. JENNIS
                               Assistant U.S. Attorney
                               4000 U.S. Courthouse
                               230 North First Avenue
                               Phoenix, Arizona   85025
                               Telephone (602) 514-7500


                               SHARON KURN
                               Office of Consumer Litigation
                               Department of Justice
                               P.O. Box 386
                               Washington, D.C. 20044

OF COUNSEL:

MARGARET JANE PORTER
Chief Counsel

KAREN E. SCHIFTER
Associate Chief Counsel
Food and Drug Administration
5600 Fisher Lane
Rockville, Maryland  20857
(301) 827-1148

                               OSBORN MALEDON
                               Attorneys for Defendant
                               Steris Laboratories, Inc.


                            By: /s/ Andrew D. Horwitz
                               --------------------------------
                               ANDREW D. HURWITZ
                               The Phoenix Plaza
                               2929 North Central Avenue, 21st Floor
                               Phoenix, AZ  85012
                               State Bar Number 3800

                               KING & SPALDING
                               Attorneys for Defendant
                               Steris Laboratories, Inc.


                            By: /s/ Eugene M. Pfiefer
                               --------------------------------
                               EUGENE M. PFEIFER
                               1730 Pennsylvania Ave., N.W.
                               Washington, D.C. 20006-4706
                               Tel.: (202) 737-0500


                               STERIS LABORATORIES, INC.


                            By: /s/ Javier Cayado
                               --------------------------------
                               JAVIER CAYADO
                               President
                               Steris Laboratories, Inc.

                               /s/ Javier Cayado
                               --------------------------------
                               JAVIER CAYADO
                               President
                               Steris Laboratories, Inc.

                               /s/ Robert Castelluci
                               --------------------------------
                               ROBERT CASTELLUCCI
                               Acting Vice President, Quality Operations
                               Steris Laboratories, Inc.

                               /s/ Robert Dephillips
                               --------------------------------
                               ROBERT DEPHILLIPS
                               Vice President, Manufacturing
                               Steris Laboratories, Inc.

                                    Exhibit A
                                    ---------
n, 1%


                                     PRODUCT

          INFeD (Iron Dextran Injection, USP, 50 mg elemental iron/mL)
                 Vecuronium Bromide for Injection, 10 mg/vials
                 Vecuronium Bromide for Injection, 20 mg/vials
                     Bacteriostatic Water for Injection, USP
            Chorionic Gonadotropin for Injection, USP, 10,000 U/vial
             Chorionic Gonadotropin for Injection, USP, 5,000 U/vial
          Chorionic Gonadotropin for Injection, USP, 10,000 U/mL (VET)
           Chorionic Gonadotropin for Injection, USP, 5,000 U/mL (VET)
           Dexamethasone Acetate Injectable Suspension, USP, 16 mg/mL
            Dexamethasone Acetate Injectable Suspension, USP, 8 mg/mL
                     Dimenhydrinate Injection, USP, 50 mg/mL
             Diphenhydramine Hydrochloride Injection, USP, 50 mg/mL
                 Doxapram Hydrochloride Injection, USP, 50 mg/mL
                   Edetate Disodium Injection, USP, 150 mg/mL
                   Heparin Sodium Injection, USP, 20,000 U/mL
                   Hydroxocobalamin Injection, USP, 100 mcg/mL
               Lincomycin Hydrochloride Injection, USP, 300 mg/mL
         Methylprednisolone Acetate Injectable Suspension, USP, 20 mg/mL
         Methylprednisolone Acetate Injectable Suspension, USP, 80 mg/mL
         Methylprednisolone Acetate Injectable Suspension, USP, 40 mg/mL
                   Metoprolol Tartrate Injection, USP, 1 mg/mL
                 Nandrolone Decanoate Injection, USP, 200 mg/mL
                 Nandrolone Decanoate Injection, USP, 100 mg/mL
       Neomycin & Polymyxin B Sulfates & Hydrocortisone Otic Solution, USP
      Neomycin & Polymyxin B Sulfates & Hydrocortisone Otic Suspension, USP
                      Progesterone Injection, SUP, 50 mg/mL
               Promethazine Hydrochloride Injection, USP, 25 mg/mL
               Promethazine Hydrochloride Injection,USP, 50 mg/mL
                Testosterone Cypionate Injection, USP, 200 mg/mL Testosterone Enanthate Injection, USP, 200 mg/mL
          Triamcinolone Acetonide Injectable Suspension, USP, 40 mg/ml Triamcinolone Diacetate Injectable Suspension, USP, 40 mg/ml
                      Trifluridine Ophthalmic Solution, 1%

                                    Exhibit B
                                    ---------




                                    EXHIBIT B


                                     PRODUCT

                         Ascorbic Acid Injection 500 mg
                                  B Complex 100
                            B Complex with C and B-12
               Dicyclomine Hydrochloride Injection, USP, 10 mg/mL
                   Estradiol Cypionate Injection, USP, 5 mg/mL
                  Estradiol Valerate Injection, USP, 20 mg/mL
                  Estradiol Valerate Injection, USP, 40 mg/mL
                     Hydroxyprogesterone Caproate, 250 mg/mL
                  Orphenadrine Citrate Injection, USP, 30 mg/mL
            Prednisolone Acetate Injectable Suspension, USP, 25 mg/mL
            Prednisolone Acetate Injectable Suspension, USP, 50 mg/mL
               Testosterone Injectable Suspension, USP, 100 mg/mL
                     Adenosine Phosphate Injection, 25 mg/mL
                                Antilrium 1 mg/mL
               Artificial Tears, Plus Sterile ophthalmic Solution
                  Artificial Tears, Sterile Ophthalmic Solution
                        Ascorbic Acid Injection 222 mg/mL
                       Ascorbic Acid Injection 500 mg/2mL
                     Atropine Sulfate Ophthalmic Solution 1%
                         B Complex with C and B-12 (VET)
                  Bacteriostatic Sodium Chloride Injection, USP
                     Bacteriostatic Water for Injection, USP
             Betamethasone Sodium Phosphate Injection, USP, 4 mg/mL
                Brompheniramine Maleate Injection, USP, 10 mg/mL
                 Chloramphenicol Ophthalmic Solution, USP, 0.5%
                Chlorpheniramine Maleate Injection, USP, 10 mg/mL
             Chlorpromazine Hydrochloride Injection, USP, 25 mg/mL
             Chlorpromazine Hydrochloride Injection, USP, 50 mg/mL
                        Cocaine Hydrochloride Topical 4%
                        Cocaine Hydrochloride Topical 10%
                    Cyanocobalamin Injection, USP, 100 mcg/mL
                   Cyanocobalamin Injection, USP, 1000 mcg/mL
            Cyclopentolate Hydrochloride Ophthalmic solution, USP, 1%
             Dexamethasone Sodium Phosphate Injection, USP, 4 mg/mL
             Dexamethasone Sodium Phosphate Injection, USP, 10 mg/mL Dexamethasone Sodium Phosphate Injection, USP, 4 mg/mL (VET)

                                    EXHIBIT B


                                     PRODUCT

          Dexamethasone Sodium Phosphate Ophthalmic Solution, USP, 0.1%
                        Dexpanthenol Injection, 250 mg/mL
                        Diazepam Injection, USP, 5 mg/mL
           Dobutamine Hydrochloride Injection, USP, 12.5 mg (base)/mL
                         Fluorouracil Injection 50 mg/mL
                   Gentamicin Sulfate Injection, USP, 40 mg/mL
                   Gentamicin Sulfate Injection, USP, 10 mg/mL
              Gentamicin Sulfate Ophthalmic Solution, USP, 3 mg/mL
           Hydrocortisone Acetate Injectable Suspension, USP, 25 mg/mL
              Hydromorphone Hydrochloride Injection, USP, 10 mg/mL
             Hydromorphone Hydrochloride Injection, USP, C11 2 mg/mL
               Hydroxyzine Hydrochloride Injection, USP, 25 mg/mL
               Hydroxyzine Hydrochloride Injection, USP, 50 mg/mL
                      Kanamycin Sulfate Injection 1 g/3 mL
                Levothyroxine Sodium for Injection, 200 mcg/vial
                Levothyroxine Sodium for Injection, 500 mcg/vial
                   Lidocaine Hydrochloride Injection, USP, 1%
                   Lidocaine Hydrochloride Injection, USP, 2%
                   Lidocaine Hydrochloride 1% with epinephrine
                   Lidocaine Hydrochloride 2% with Epinephrine
                           Lorazepam Injection 2 mg/mL
                           Lorazepam Injection 4 mg/mL
                Meperidine Hydrochloride Injection, USP, 10 mg/mL
                Meperidine Hydrochloride Injection, USP, 50 mg/mL
               Meperidine Hydrochloride Injection, USP, 100 mg/mL
                  Mepivacaine Hydrochloride Injection, USP, 1%
                  Mepivacaine Hydrochloride Injection, USP, 2%
                     Methocarbamol Injection, USP, 100 mg/mL
                   Morphine Sulfate Injection, USP, 0.5 mg/mL
                    Morphine Sulfate Injection, USP, 1 mg/mL
                    Morphine Sulfate Injection, CII, 2 mg/mL
                    Morphine Sulfate Injection CII, 25 mg/mL
                    Morphine Sulfate Injection CII, 50 mg/mL
                           Multi-Vitamins for Infusion
                  Nandrolone Decanoate Injection, USP, 50 mg/mL
             Neomycin & Polymyxin B Sulfates Solution for Irrigation
   Neomycin & Polymyxin B Sulfates & Dexamethasone Ophthalmic Suspension, USP Neomycin Sulfate & Dexamethasone Sodium Phosphate Ophthalmic Solution, USP
     Neomycin & Polymyxin B. Sulfates & Hydrocortisone Ophthalmic Suspension

                                    EXHIBIT B


                                     PRODUCT


                 Neostigmine Methylsulfate Injection, 0.5 mg/mL
                  Neostigmine Methylsulfate Injection, 1 mg/mL
           Sterile Pentamidine Isethionate for Injection, 300 mg/vial
              Phenylephrine Hydrochloride Injection, 10 mg/mL (1%)
           Phenylephrine Hydrochloride Ophthalmic Solution, USP, 2.5%
            Phenylephrine Hydrochloride Ophthalmic Solution, USP, 10%
            Pilocarpine Hydrochloride Ophthalmic Solution, USP, 0.5%
             Pilocarpine Hydrochloride Ophthalmic Solution, USP, 1% Pilocarpine Hydrochloride Ophthalmic Solution, USP, 2% Pilocarpine Hydrochloride Ophthalmic Solution, USP, 3% Pilocarpine Hydrochloride Ophthalmic Solution, USP, 4%
             Pilocarpine Hydrochloride Ophthalmic Solution, USP, 6%
         Prednisolone Sodium Phosphate Ophthalmic Solution, USP, 0.125%
           Prednisolone Sodium Phosphate Ophthalmic Solution, USP, 1%
                    Procaine Hydrochloride Injection, USP, 1%
                    Procaine Hydrochloride Injection, USP, 2%
               Prochlorperazine Edisylate Injection, USP, 5 mg/mL
               Pyridoxine Hydrochloride Injection, USP, 100 mg/mL
               Sulfacetamide Sodium Ophthalmic Solution, USP, 10%
               Sulfacetamide Sodium Ophthalmic Solution, USP, 30%
  Sulfacetamide Sodium and Prednisolone Sodium Phosphate Ophthalmic Solution,
                                   10%/0.25%
                Testosterone Cypionate Injection, USP, 100 mg/mL
        Testosterone Cypionate and Estradiol Cypionate 50 mg/2 mg per mL
          Testosterone Enanthate and Estradiol Valerate 90 mg/4 mg/mL
                Testosterone Propionate Injection, USP, 100 mg/mL
                Testosterone Propionate Injection, USP, 50 mg/mL
                Testosterone Propionate Injection, USP, 25 mg/mL
                   Tetrahydrozoline Ophthalmic Solution, 0.5%
                Thiamine Hydrochloride Injection, USP, 100 mg/mL
                Thiamine Hydrochloride Injection, USP, 200 mg/mL
                    Tobramycin Ophthalmic Solution, USP, 0.3%
            Trimethobenzamide Hydrochloride Injection, USP, 100 mg/mL
                    Tropicamide Ophthalmic Solution, USP, 1%

                                    Exhibit C
                                    ---------


                  FDA deems the following drugs manufactured by Steris Laboratories, Inc. to be medically necessary:


INFeD (Iron Dextran Injection, USP, 50 mg elemental iron/mL) (preservative-free)

Chorionic Gonadotropin for Injection, USP (5,000 U/Vial, 10,000 U/Vial)

Hydroxycobalamin 1 mg/ml

Nandrolone Decanoate 100 mg/ml

Nandrolone Decanoate 200 mg/ml

BO-SE (Selenium, Vitamin E Injection) selenium 1 mg/ml

E-SE (Selenium, Vitamin E Injection) selenium 2.5 mg/ml

MYOSEL-B (Injection, selenium 1 mg/ml)

MYOSEL-E (Injection, selenium 2.5 mg/ml)

Dexamethasone Sodium Phospate, 4 mg/ml, 30 ml vial

Heparin 20,000 IU/vial (only for compassionate use in eight (8) patients with Arrow International Model 400 infusion pumps)

MVC Plus

                                    Exhibit D
                                    ---------


INFeD (Iron Dextran Injection, USP, 50 mg elemental iron/mL)
(preservative-free)*

Vecuronium Bromide for Injection (10 mg/vials; 20 mg/vials)

Edetate Disodium Injection, USP, 150 mg/mL

Progesterone Injection, USP, 50 mg/mL

Metoprolol Tartrate Injection, USP, 1 mg/mL

Chorionic Gonadotropin (5,000, 10,000 U/mL VET)


* INFeD shall be treated as an exhibit D drug only in the event FDA deems that INFeD is not medically necessary.



                                      -38-